EXHIBIT 99.1

News Release

TranSwitch Corporation Announces
First Quarter 2009 Financial Results

SHELTON, CT – May 7, 2009 – TranSwitch Corporation (NASDAQ: TXCC), a leading provider of semiconductor solutions for the converging voice, data and video network, today announced financial results for the first quarter ended March 31, 2009.

Net revenues for the first quarter of 2009 were approximately $14.2 million, as compared to net revenues of $15.0 million for the fourth quarter of 2008 and $7.5 million in the first quarter of 2008. The GAAP net income for the first quarter of 2009 was $4.0 million, or $0.03 per basic and diluted common share as compared to a net loss of ($4.3) million, or ($0.03) per basic and diluted common share during the fourth quarter of 2008 and ($5.5) million, or ($0.04) per basic and diluted common share, during the first quarter of 2008.

The non-GAAP gross margin for the first quarter was 60%. This is compared to the company's non-GAAP gross margin of 58%, for the fourth quarter of 2008, and 61% for the first quarter of 2008. Presented on a GAAP basis, the first quarter of 2009 GAAP gross margin was 58% on total revenues. This is compared to the company's GAAP gross margin of 53% for the fourth quarter of 2008, and 61% for the first quarter of 2008.

Non-GAAP results were a net loss of ($1.2) million, or ($0.01) per share for the first quarter of 2009 compared with a non-GAAP net loss of ($3.7) million, or ($0.02) per share, for the fourth quarter of 2008 and a non-GAAP net loss of ($4.7) million, or ($0.04) per share, for the first quarter of 2008. The non-GAAP results for the first quarter 2009 excluded a $6.2 million reversal of an accrued restructuring liability, amortization of purchase price intangibles of $0.4 million, stock–based compensation of $0.3 million and the $0.2 million write-down of the Centillium acquisition-related inventory valuation due to purchase accounting.

The $6.2 million reversal of an accrued restructuring liability was due to the consummation of an agreement on March 3, 2009 with a Fortune 500 company to sublease through the year 2014 approximately 93,000 square feet of excess office space. The non-GAAP results for the fourth quarter 2008 excluded restructuring expenses of $3.8 million, amortization of purchase price intangibles of $0.3 million, stock–based compensation of $0.5 million, the $0.7 million write-down of the Centillium acquisition-related inventory valuation due to purchase accounting and benefits of $4.5 million related to a gain on debt repurchased and $0.2 million due to the reversal of accrued royalties. The non-GAAP results for the first quarter of 2008 excluded amortization of purchase price intangibles of $0.1 million, $0.4 million in stock–based compensation and $0.2 million of restructuring expenses. Further information about non-GAAP measures and a reconciliation to the GAAP results is provided after the financials attached to this release.

“TranSwitch in the first quarter of 2009 successfully navigated through one of the worst economic environments that any of us can recall. We are very proud of the fact that even in these worst of times, our business has remained relatively steady since the third quarter of 2008, unlike some of our peers in the communications semiconductor industry, who have seen their revenue decline by as much as 50% within this timeframe” stated Dr. Santanu Das, President and CEO.

“We also substantially completed our integration of Centillium Communications as well as our company-wide restructuring,” continued Dr. Das. “These actions have effectively reduced our operating expenses to the point that we expect to break even in the second quarter on a non-GAAP operating income basis.”

“We believe the ‘new TranSwitch’ is poised to be a global leader in the communications semiconductor industry, offering a broad range of next-generation telecom products addressing both copper and fiber-based broadband access, optical transport, carrier Ethernet, and Voice-over-Internet Protocol (VoIP) applications,” added Dr. Das.

“While the first quarter was challenging for everyone, increasingly we see carriers around the world committing to new network installations as well as upgrades of current infrastructure. The various economic stimulus initiatives in the United States, China, and India should only serve to accelerate both the pace of these deployments and ultimately the benefit to TranSwitch,” added Dr. Das.

“Our overall backlog position for our telecommunications products is significantly stronger than at any time in the past several years. However, the backlog in our ASIC product lines is not comparable in strength, and as a consequence we are being prudent in our second quarter guidance. As such, we are forecasting TranSwitch revenues in the second quarter of 2009 to be comparable to the first quarter of 2009. At this revenue level, we should break-even on a non-GAAP operating income basis. We estimate our second quarter 2009 GAAP net loss to be roughly ($0.01) per basic and diluted common share,” stated Dr. Das.

“Based on the current order position, including our current backlog for the quarters ending in June and September 2009, TranSwitch should see a resumption of revenue growth as we move into the second half of 2009. Although our revenue outlook is positive, we will continue to maintain our focus on expense discipline so that our quarterly expenses remain essentially flat on a sequential basis through the remainder of this year. Any additional gross profit we generate should fall to the bottom line,” concluded Dr. Das.

Additional details on TranSwitch’s first quarter 2009 financial results will be discussed during a conference call regarding this announcement today at 5:30 pm Eastern time. To listen to the live call, investors can dial 719-325-4749 and reference confirmation code: 6074927. The call will be recorded and a replay will be available two hours after the conclusion of the live broadcast through May 18, 2009. To access the replay, dial 719-457-0820 and enter confirmation code: 6074927. Investors can also access an audio webcast via www.vcall.com by clicking on the TranSwitch Corporation conference call link. This audio webcast will also be available on a replay basis for 10 business days.

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures
(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call or webcast to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The reconciliation for historic non-GAAP measures is provided herein on a quantitative basis and for non-GAAP measures that are forward-looking is provided herein on a qualitative basis.

The non-GAAP measures used in this earnings release and related conference call differ from GAAP in that they exclude expenses related to stock-based compensation, amortization of intangible assets, the effects of special charges such as asset impairments restructuring charges and benefits and gain on extinguishment of debt. The Company’s basis for these adjustments is described below. Management uses these non-GAAP measures for internal reporting and forecasting purposes. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance.

Management uses these non-GAAP financial measures when evaluating the Company’s operating performance and believes that such measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•
The Company believes that the presentation of non-GAAP measures that adjust for the impact of stock-based compensation expenses, amortization of intangible assets, the effects of special charges such as asset impairments and restructuring charges and benefits and gain on extinguishment of debt provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the company’s operating results and underlying operational trends.

•
Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense is generally fixed at the time of grant, then amortized over a period of several years after the grant of the stock-based instrument, and generally cannot be changed or influenced by management after the grant.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project special charges, asset impairments, employee separation costs and stock-based compensation related expenses.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. Please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

About TranSwitch Corporation

TranSwitch Corporation designs, develops and markets innovative semiconductors that provide core functionality and complete solutions for voice, data and video communications network equipment. As a leading supplier to telecom, datacom, cable television and wireless markets, TranSwitch customers include the major OEMs that serve the worldwide public network, the Internet, and corporate Wide Area Networks (WANs). TranSwitch devices are inherently flexible, with many incorporating embedded programmable microcontrollers to rapidly meet customers’ new requirements or evolving network standards by modifying a function via software instruction. TranSwitch implements global communications standards in its VLSI solutions and is committed to providing high-quality products and services. TranSwitch, Shelton, CT, is an ISO 9001:2000 registered company. For more information, visit www.transwitch.com.

Forward-looking statements in this release, including statements regarding management's expectations for future financial results and the markets for TranSwitch's products, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation the risk that TranSwitch’s and Centillium’s businesses will not be integrated successfully or will be delayed; the risk that the merger of the companies will involve unexpected costs or unexpected liabilities; uncertainties concerning the effect of the merger on relationships with customers, employees and suppliers of either company; and other risks associated with TranSwitch’s businesses such as the risks associated with acquiring new businesses; the risk of downturns in economic conditions generally and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch's products and products developed by TranSwitch's customers; risks relating to TranSwitch's indebtedness; risks of failing to attract and retain key managerial and technical personnel; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; risks associated with investing in new businesses; risks of dependence on third-party VLSI fabrication facilities; risks related to intellectual property rights and litigation; risks in technology development and commercialization; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.

TranSwitch expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based.

TranSwitch is a registered trademark of TranSwitch Corporation.

For more information contact:

Robert A. Bosi
Chief Financial Officer
Phone: 203.929.8810 ext. 2465
Robert.Bosi@transwitch.com

TranSwitch Corporation
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except for per share amounts)

	Three Months Ended March 31,
	2009	2008
Net revenues:
Product revenues	$12,827	$6,894
Service revenues	1,420	626
Total net revenues	14,247	7,520
Cost of revenues:
Cost of product revenues	5,180	2,452
Provision for excess and obsolete inventories	161	23
Cost of service revenues	596	460
Total cost of revenues	5,937	2,935
Gross profit	8,310	4,585
Operating expenses:
Research and development	5,643	5,549
Marketing and sales	2,818	2,127
General and administrative	2,165	1,563
Restructuring charge and asset impairments	(6,157)	248

Total operating expenses	4,469	9,487
Operating income (loss) (Note 1)	3,841	(4,902)
Other income (expense):
Change in fair value of derivative liability	—	(24)
Impairment of investments in non-publicly traded companies	(31)	—
Other income (expense)	534	(214)
Interest income (expense):
Interest income	34	295
Interest expense	(199)	(494)
Interest expense, net	(165)	(199)
Total other income (expense), net	338	(437)
Income (loss) before income taxes	4,179	(5,339)
Income tax expense	163	155
Net income (loss)	$4,016	$(5,494)

Basic net income (loss) per common share:	$0.03	$(0.04)
Basic average common shares outstanding	158,991	133,194

Diluted net income (loss) per common share:	$0.03	$(0.04)
Diluted average common shares outstanding	165,093	133,194

Note 1: Stock-based compensation expense included in cost of revenues and operating expenses is as follows:
Cost of revenues	$13	$17
Research and development	175	217
Marketing and sales	43	48
General and administrative	70	114

Total	$301	$396

TranSwitch Corporation
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	March 31, 2009	December 31, 2008

ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$11,085	$15,284
Accounts receivable, net	12,545	12,865
Inventories	4,035	4,504
Prepaid expenses and other current assets	2,305	2,526

Total current assets	29,970	35,179

Property and equipment, net	1,895	2,029
Goodwill	25,079	25,079
Other assets	15,773	16,140

Total assets	$72,717	$78,427

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued expenses and other current liabilities	$20,487	$20,746
Restructuring liabilities	4,163	5,725

Total current liabilities	24,650	26,471

Restructuring liabilities – long-term	12,193	19,664
5.45% Convertible Notes due 2010	10,013	10,013

Total liabilities	46,856	56,148

Total stockholders’ equity	25,861	22,279

Total liabilities and stockholders’ equity	$72,717	$78,427

TRANSWITCH CORPORATION
Supplemental Reconciliation of GAAP Results to Non-GAAP
(Unaudited)
	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008
	(In thousands, except per share data)
GAAP gross profit	$8,310	$7,986	$4,585
Add:
Inventory Write-Up Acquired	227	722	-
Stock-based compensation	13	10	17
Non-GAAP gross profit	$8,550	$8,718	$4,602

GAAP gross margin	58.3%	53.2%	61.0%
Inventory Write-Up Acquired	1.6%	4.8%	0.0%
Stock-based compensation	0.1%	0.1%	0.2%
Non-GAAP gross margin	60.0%	58.1%	61.2%

GAAP research and development expenses	$5,643	$7,633	$5,549
Less:
Amortization of purchase accounting intangibles	119	102	18
Stock-based compensation	175	241	217
Non-GAAP research and development expenses	$5,349	$7,290	$5,314

GAAP selling, general, and administrative expenses	$4,983	$5,182	$3,690
Less:
Amortization of purchase accounting intangibles	250	209	88
Stock-based compensation	113	241	162
Non-GAAP selling, general, and administrative expenses	$4,620	$4,732	$3,440

GAAP operating expenses	$4,469	$16,396	$9,487
Less:
Amortization of purchase accounting intangibles	369	311	106
Stock-based compensation	288	482	379
Reversal of accrued royalties	-	(198)	-
Restructuring charges	(6,157)	3,779	248
Non-GAAP operating expenses	$9,969	$12,022	$8,754

GAAP net income (loss)	$4,016	$(4,276)	$(5,494)
Less:
Amortization of purchase accounting intangibles	369	311	106
Stock-based compensation	301	492	396
Gain (Loss) on extinguishment of debt	-	(4,491)	-
Inventory Write-Up Acquired	227	722	-
Reversal of accrued royalties	-	(198)	-
Restructuring charges	(6,157)	3,779	248
Non-GAAP net income (loss)	$(1,244)	$(3,661)	$(4,744)

GAAP basic and diluted net income (loss) per share	$0.03	$(0.03)	$(0.04)
Amortization of purchase accounting intangibles	-	-	-
Stock-based compensation	-	-	-
Gain (Loss) on extinguishment of debt	-	(0.03)	-
Inventory Write-Up Acquired	-	0.01	-
Reversal of accrued royalties	-	-	-
Restructuring charges	(0.04)	0.03	-
Non-GAAP net income (loss)	$(0.01)	$(0.02)	$(0.04)